                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   WHEREAS, BURLINGTON NORTHERN SANTA FE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1999; and

   WHEREAS, the undersigned serve the Company in the capacity indicated;

   NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS N. HUND and JEFFREY R. MORELAND, his or her attorney with full power to act for him or her in his or her name, place and stead, to sign his or her name in the capacity set forth below, to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1999, and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned this 29th day of March, 2000.

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
/s/ Joseph F. Alibrandi                                      /s/ Jack S. Blanton
______________________________________                       ______________________________________
Joseph F. Alibrandi, Director                                Jack S. Blanton, Director

/s/ John J. Burns                                            /s/ George Deukmejian
______________________________________                       ______________________________________
John J. Burns, Jr., Director                                 George Deukmejian, Director

/s/ Robert D. Krebs                                          /s/ Bill M. Lindig
______________________________________                       ______________________________________
Robert D. Krebs, Chairman                                    Bill M. Lindig, Director
and Chief Executive Officer, and
Director

/s/ Vilma S. Martinez                                        /s/ Roy S. Roberts
______________________________________                       ______________________________________
Vilma S. Martinez, Director                                  Roy S. Roberts, Director

/s/ Marc J Shapiro                                           /s/ Arnold R. Weber
______________________________________                       ______________________________________
Marc J. Shapiro, Director                                    Arnold R. Weber, Director

/s/ Robert H. West                                           /s/ J. Steven Whisler
______________________________________                       ______________________________________
Robert H. West, Director                                     J. Steven Whisler, Director

/s/ Edward E. Whitacre, Jr.                                  /s/ Ronald B. Woodard
______________________________________                       ______________________________________
Edward E. Whitacre, Jr., Director                            Ronald B. Woodard, Director

/s/ Michael B. Yanney
______________________________________
Michael B. Yanney, Director
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